Pending Litigation
The Trust's prospectus describes civil lawsuits filed by the SEC and the New York Attorney General against Pilgrim Baxter and its former principals, Gary Pilgrim and Harold Baxter. In addition, the following civil lawsuits have been filed involving
PBHG Funds, one or more Funds, Pilgrim Baxter &
Associates, Ltd. ("Pilgrim Baxter"), and/or certain related parties. Pilgrim Baxter does not currently believe that any one of these lawsuits will materially impact either its ability to provide investment advisory services to the Funds or the operations of the Funds themselves. However, Pilgrim Baxter is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits.
Redemptions may require the funds to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the funds.
STEPHEN CAREY, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER &
ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG
FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG
GROWTH FUND, PBHG LARGE CAP GROWTH FUND, PBHG SELECT
GROWTH FUND, PBHG FOCUSED VALUE FUND, PBHG LARGE CAP
VALUE FUND, PBHG MID-CAP VALUE FUND, PBHG SELECT
EQUITY FUND, PBHG SMALL CAP VALUE FUND, PBHG LARGE
CAP 20 FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG
DISCIPLINED EQUITY FUND, PBHG LARGE CAP FUND, PBHG
MID-CAP FUND, PBHG SMALL CAP FUND PBHG CLIPPER FOCUS
FUND, PBHG SMALL CAP VALUE FUND, TS&W SMALL CAP
VALUE FUND, LLC, PBHG REIT FUND, PBHG TECHNOLOGY &
COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION
FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH
RESERVES FUND, AND  DOES 1-100, in the United States
District Court, Eastern District of Pennsylvania
(Civil Action Number 03-CV-6255), filed November 14,
2003.  This claim alleges violations of:  Sections
11 and 15 of the Securities Act of 1933, as amended
(the "Securities Act"); Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, as amended (the
"Exchange Act"); Rule 10b-5 under the Exchange Act;
Sections 36(a) and (b) of the Investment Company Act of 1940, as amended (the "Investment Company Act");
and breach of fiduciary duty. The plaintiffs in this case are seeking: compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.
AARON BRODY, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER &
ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG
FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG
GROWTH FUND, PBHG EMERGING GROWTH, PBHG LARGE CAP
GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED
VALUE, PBHG LARGE CAP VALUE FUND, PBHG MID-CAP
VALUE, PBHG SELECT EQUITY FUND, PBHG SMALL CAP
VALUE, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC SMALL
COMPANY FUND, PBHG DISCIPLINED EQUITY FUND, PBHG
LARGE CAP FUND, PBHG MID-CAP FUND, PBHG SMALL CAP
FUND, PBHG CLIPPER FOCUS, PBHG SMALL CAP VALUE, TS&W
SMALL CAP VALUE FUND, PBHG REIT FUND, PBHG
TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL
PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME
FUND, PBHG CASH RESERVES FUND, AND JOHN DOES 1-100, in the United States District Court, Southern
District of New York (Civil Action Number
1:03CV9216), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the
Exchange Act; Rule 10b-5 under the Exchange Act; and
Sections 36(a) and (b) of the Investment Company
Act. The plaintiffs in this case are seeking compensatory damages and interest; attorneys' and experts' fees and other costs; and equitable/injunctive relief.
LILIA BINDER, WILLIAM HARRY EDMONSON, HENRY MORROW,
DELIE ORLANDO, AND L.D. JOHNSON, INDIVIDUALLY AND ON
BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PBHG
GROWTH FUND, PBHG EMERGING GROWTH FUND; PBHG LARGE
CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG
FOCUSED FUND, PBHG LARGE CAP FUND, PBHG LARGE CAP 20
FUND, PBHG STRATEGIC SMALL COMPANY FUND, PBHG
DISCIPLINED EQUITY FUND, PBHG MID-CAP FUND, PBHG
SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG SMALL
CAP VALUE FUND, PBHG REIT FUND, PBHG TECHNOLOGY &
COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION
FUND, PBHG INTERMEDIATE FIXED INCOME FUND, PBHG CASH
RESERVES FUND (COLLECTIVELY, THE "PBHG MUTUAL
FUNDS"); PBHG FUNDS; OLD MUTUAL ASSET MANAGEMENT;
PILGRIM BAXTER & ASSOCIATES, LTD.; HAROLD J. BAXTER;
GARY L. PILGRIM; APPALACHIAN TRAILS, L.P.;  MICHAEL
CHRISTIANI; WALL STREET DISCOUNT CORPORATION; ALAN
LEDERFEIND; AND JOHN DOES 1-100, in the United
States District Court, Eastern District of
Pennsylvania (Civil Action Number 03-CV-6411), filed on November 24, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act;
Sections 10(b) and 20(a) of the Exchange Act; Rule
10b-5 under the Exchange Act; and Section 206 of the Investment Advisers act of 1940, as amended (the
"Advisers Act"). The plaintiffs in this case are seeking compensatory damages and interest;
rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.
ROBERT K. BEITER, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER &
ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG
FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, JOHN DOES
1-100, in the United States District Court, Eastern
District of Pennsylvania (Civil Action Number 03-CV-
6436), filed on November 25, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act. The plaintiffs in this case are seeking: compensatory damages and interest;
attorneys' and experts' fees and other costs; and equitable/injunctive relief.
STANLEY D. BERNSTEIN PROFIT SHARING KEOUGH FOR THE
BENEFIT OF STANLEY BERNSTEIN, INDIVIDUALLY AND ON
BEHALF OF ALL OTHERS SIMILARLY SITUATED, V. PILGRIM
BAXTER & ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS,
PBHG FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG
GROWTH FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE
CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG
FOCUSED VALUE FUND, PBHG LARGE CAP VALUE FUND, PBHG
MID-CAP VALUE FUND, PBHG SELECT EQUITY FUND, PBHG
SMALL CAP VALUE FUND, PBHG LARGE CAP 20 FUND, PBHG
STRATEGIC SMALL COMPANY FUND PBHG DISCIPLINED EQUITY
FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND, PBHG
SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG SMALL
CAP VALUE FUND, TS&W SMALL CAP VALUE FUND, LLC, PBHG
REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS FUND,
PBHG IRA CAPITAL PRESERVATION FUND, PBHG
INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES
FUND, AND JOHN DOES 1-100, in the United States
District Court, Eastern District of Pennsylvania
(Civil Action Number 03-CV-6441), filed on November
25, 2003.  This claim alleges violations of: Section
34 of the Investment Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: equitable/injunctive relief; an accounting for damages and profits; and attorneys' and experts' fees and other costs.
CHUCK HALL AND CHARLES BOLTON, DERIVATIVELY ON
BEHALF OF PILGRIM BAXTER FUNDS V. Pilgrim Baxter &
Associates, Gary L. Pilgrim, Harold J. Baxter,
Appalachian Trails, Wall Street Discount
Corporation, Alan Lederfeind, AND Pilgrim Baxter
Funds, in the United States District Court, Eastern
District of Pennsylvania (Civil Action Number 03-CV-
6522), filed on November 28, 2003. This claim alleges violations of: Section 36 of the Investment
Company Act; and breach of fiduciary duty. The plaintiffs in this case are seeking: to remove and replace the current Trustees of the PBHG Funds;
compensatory damages and interest; and attorneys' and experts' fees and other costs.
ANATOLY S. WEISER, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V. PBHG GROWTH FUND, PBHG
EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH FUND,
PBHG SELECT GROWTH FUND, PBHG FOCUSED FUND, PBHG
LARGE CAP FUND, PBHG LARGE CAP 20 FUND, PBHG
STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED
EQUITY FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND,
PBHG CLIPPER FOCUS FUND, PBHG SMALL CAP VALUE FUND,
PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS
FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG
INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES
FUND (COLLECTIVELY, THE "PBHG MUTUAL FUNDS"), PBHG
FUNDS, OLD MUTUAL ASSET MANAGEMENT, PILGRIM BAXTER &
ASSOCIATES, LTD., HAROLD J. BAXTER, GARY L. PILGRIM,
APPALACHIAN TRAILS, LP, MICHAEL CHRISTIANI, WALL
STREET DISCOUNT CORPORATION, ALAN LEDERFEIND, JOHN
DOES 1-100, in the United States District Court,
Eastern District of Pennsylvania (Civil Action
Number 03-CV-6509), filed on December 1, 2003. This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the
Exchange Act; Rule 10b-5 under the Exchange Act; and
Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.
KORSHED F. JUNGALAWALA V. PILGRIM BAXTER &
ASSOCIATES, LTD., GARY L. PILGRIM, HAROLD J. BAXTER, in the United States District Court, Eastern
District of Pennsylvania (Civil Action Number 03-CV-
6544), filed on December 4, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.
MICHAEL PEROFF, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER &
ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG
FUNDS, HAROLD J. BAXTER, GARY L. PILGRIM, PBHG
GROWTH FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE
CAP GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG
FOCUSED VALUE FUND, PBHG LARGE CAP VALUE FUND, PBHG
MID-CAP VALUE FUND, PBHG SELECT EQUITY FUND, PBHG
SMALL CAP VALUE FUND, PBHG LARGE CAP 20 FUND, PBHG
STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED
EQUITY FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND,
PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, TS&W
SMALL CAP VALUE FUND, LLC, PBHG REIT FUND, PBHG
TECHNOLOGY & COMMUNICATIONS FUND, PBHG IRA CAPITAL
PRESERVATION FUND, PBHG INTERMEDIATE FIXED INCOME
FUND, PBHG CASH RESERVES FUND, JOHN DOES 1-100, in the United States District Court, Eastern District of Pennsylvania (Civil Action Number 03-CV-6570), filed on December 5, 2003. This claim alleges violations of: Section 34 of the Investment Company
Act; and breach of fiduciary duty. The plaintiffs in this case are seeking equitable/injunctive relief; an accounting of profits; and attorneys' and experts' fees and other costs.
RACHELLE KNOPF, INDIVIDUALLY AND ON BEHALF OF ALL
OTHERS SIMILARLY SITUATED, V. PILGRIM BAXTER &
ASSOCIATES, LTD., PBHG FUND DISTRIBUTORS, PBHG
FUNDS, HAROLD J. BAXTER, GARY PILGRIM, PBHG GROWTH
FUND, PBHG EMERGING GROWTH FUND, PBHG LARGE CAP
GROWTH FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED
VALUE FUND, PBHG LARGE CAP VALUE FUND, PBHG MID-CAP
VALUE FUND, PBHG SELECT EQUITY FUND, PBHG SMALL CAP
VALUE FUND, PBHG LARGE CAP 20 FUND, PBHG STRATEGIC
SMALL COMPANY FUND, PBHG DISCIPLINED EQUITY FUND,
PBHG LARGE CAP FUND, PBHG MID-CAP FUND, PBHG SMALL
CAP FUND, PBHG CLIPPER FOCUS FUND, TS&W SMALL CAP
VALUE FUND, LLC, PBHG REIT FUND, PBHG TECHNOLOGY &
COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION
FUND, PBHG INTERMEDIATE FIXED INCOME FUND,  PBHG
CASH RESERVES FUND, JOHN DOES 1-100, in the United
States District Court, Southern District of New York
(Civil Action Number 1:03CV9655), filed on December
5, 2003. Pilgrim Baxter has not yet obtained a copy of the complaint in this case, but believes that the plaintiffs' claims and relief sought will be similar in nature to those of the other lawsuits identified in this Exhibit C.
MIKE ATASSI INDIVIDUALLY ON BEHALF OF ALL OTHERS
SIMILARLY SITUATED V. PILGRIM BAXTER & ASSOCIATES,
LTD., PBHG FUND DISTRIBUTORS, PBHG FUNDS, HAROLD J.
BAXTER, GARY L. PILGRIM, PBHG GROWTH FUND, PBHG
EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH FUND,
PBHG SELECT GROWTH FUND, PBHG FOCUSED VALUE FUND,
PBHG LARGE CAP VALUE FUND, PBHG MID-CAP VALUE FUND,
PBHG SELECT EQUITY FUND, PBHG LARGE CAP 20 FUND,
PBHG STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED
EQUITY FUND, PBHG LARGE CAP FUND, PBHG MID-CAP FUND,
PBHG SMALL CAP FUND, PBHG CLIPPER FOCUS FUND, PBHG
SMALL CAP VALUE FUND, TS&W SMALL CAP VALUE FUND,
LLC, PBHG REIT FUND, PBHG TECHNOLOGY &
COMMUNICATIONS FUND, PBHG IRA CAPITAL PRESERVATION
FUND, PBHG INTERMEDIATE FIXED INCOME FUND,  PBHG
CASH RESERVES FUND, JOHN DOES 1-100, in the United
States District Court, Southern District of New York
(Civil Action Number 1:03CV9790), filed on December
10, 2003.  This claim alleges violations of:
Sections 11 and 15 of the Securities Act; Sections
10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act; and Sections (a) and 36(b) of the Investment Company Act. The plaintiffs in this case are seeking damages and interest;
equitable/injunctive relief; and attorneys' and experts' fees and other costs.
BENJAMIN SCHONBRUN, INDIVIDUALLY AND ON BEHALF OF
ALL OTHERS SIMILARLY SITUATED, V. PBHG GROWTH FUND,
PBHG EMERGING GROWTH FUND, PBHG LARGE CAP GROWTH
FUND, PBHG SELECT GROWTH FUND, PBHG FOCUSED FUND,
PBHG LARGE CAP FUND, PBHG LARGE CAP 20 FUND, PBHG
STRATEGIC SMALL COMPANY FUND, PBHG DISCIPLINED
EQUITY FUND, PBHG MID-CAP FUND, PBHG SMALL CAP FUND,
PBHG CLIPPER FOCUS FUND, PBHG SMALL CAP VALUE FUND,
PBHG REIT FUND, PBHG TECHNOLOGY & COMMUNICATIONS
FUND, PBHG IRA CAPITAL PRESERVATION FUND, PBHG
INTERMEDIATE FIXED INCOME FUND, PBHG CASH RESERVES
FUND (COLLECTIVELY, THE "PBHG MUTUAL FUNDS", PBHG
FUNDS, OLD MUTUAL ASSET MANAGEMENT, PILGRIM BAXTER &
ASSOCIATE, LTD., HAROLD J. BAXTER, GARY L. PILGRIM,
APPALACHIAN TRAILS, LP, MICHAEL CHRISTIANI, WALL
STREET DISCOUNT CORPORATION, ALAN LEDERFEIND, JOHN
DOES 1-100, in the United States District Court,
Eastern District of Pennsylvania (Civil Action
Number 03-CV-6710), filed on December 12, 2003.
This claim alleges violations of: Sections 11 and 15 of the Securities Act; Sections 10(b) and 20(a) of the Exchange Act; Rule 10b-5 under the Exchange Act;
and Section 206 of the Advisers Act. The plaintiffs in this case are seeking compensatory damages and interest; rescissory damages, rescission and recovery of fees paid; and attorneys' and experts' fees and other costs.
ROBERT J. GORDON, ON BEHALF OF HIMSELF AND ALL
OTHERS SIMILARLY SITUATED, V. PBHG FUNDS SERVICES,
PILGRIM BAXTER & ASSOCIATES, LTD., GARY L. PILGRIM,
HAROLD J. BAXTER AND DOES 1 THROUGH 29, in the Court of Common Pleas, Philadelphia County, Commonwealth of Pennsylvania (Case Identification No. 040102720), filed on January 22, 2004. This claim alleges violations of breach of fiduciary duty, breach of contract, tortuous interference with contract and unjust enrichment. The plaintiffs in this case are seeking damages, including punitive damages, interest, equitable/injunctive relief, and reasonable attorneys' and experts' fees.